                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58561) of Hines Horticulture, Inc. of our report dated March 24, 2006 relating to the financial statements, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Orange County, California
March 28, 2006